Third Amendment to Mirage Resorts, Incorporated
               Non-Qualified Deferred Compensation Plan

WHEREAS, Mirage Resorts, Incorporated maintains a Non-Qualified Deferred Compensation Plan effective as of February 1, 1997, as amended by a First Amendment thereto effective as of February 20, 1997 and a Second Amendment thereto effective as of February 1, 1998 (as so amended, the "Deferred Compensation Plan"); and

WHEREAS, the Board of Directors desires to amend further the terms of the Deferred Compensation Plan in certain respects as permitted by
Section 8.4 of the Deferred Compensation Plan, without affecting in any manner the investment of amounts in Participants' 1997 or 1998 Plan Year Subaccounts; and

WHEREAS, due to the delay resulting from implementation of the changes reflected herein, to date no Participant has elected or has been given the opportunity to elect to participate in the Deferred Compensation Plan for the 1999 Plan Year;

NOW, THEREFORE, it is declared as follows:

   1.    Amended Definitions.   The following definitions in Section 1
of the Deferred Compensation Plan are amended to read as follows:

         "Election Date" shall mean (i) with respect to the first Plan Year, except as provided in clause (ii) of this definition, February 21, 1997; (ii) with respect to the first Plan Year, March 31, 1997, but only for Eligible Employees who did not elect to defer compensation on or before February 21, 1997; (iii) with respect to the 1998 Plan Year, February 20, 1998; (iv) with respect to the 1999 Plan Year, February 28, 1999; and (v) with respect to each subsequent Plan Year, December 1 of the immediately preceding Plan Year.

         "Plan Year" shall mean, with respect a Participant, that period beginning on the first day of the Participant's first pay period that begins on or after January 1, and ending on the last day of the Participant's pay period that ends on or includes the following December 31; provided, however, that
         (i) the first Plan Year shall be a short year beginning on the first day of the Participant's first pay period that begins on or after February 21, 1997 (if such employee elected on or before such date), or that begins after March 31, 1997 (if such employee did not elect to defer compensa-tion on or before February 21, 1997, but did so elect on or before March 31,1997), and in each case ending on the last day of the Participant's pay period that ends on or includes

                            EXHIBIT 10.78

         December 31, 1997, (ii) the 1998 Plan Year shall be a short year beginning on the first day of the Participant's first pay period that begins after February 20, 1998, and ending on the last day of the Participant's pay period that ends on or includes December 31, 1998 and (iii) the 1999 Plan Year shall be a short year beginning on the first day of the Partici-pant's first pay period that begins after February 28, 1999, and ending on the last day of the Participant's pay period that ends on or includes December 31, 1999.

   2.    Amendment  to Section 4.2.    Section  4.2  of  the  Deferred
Compensation Plan is amended to read in its entirety as follows:

         4.2 Percentage to be Deferred. For the initial Plan Year, an Eligible Employee may elect to defer any percentage of Salary not exceeding 25 percent and any percentage of Bonus not exceeding 15 percent. For the 1998 Plan Year and the 1999 Plan Year, an Eligible Employee may elect to defer any percentage of Salary not exceeding 20 percent and any percentage of Bonus not exceeding 15 percent. For each subsequent Plan Year, an Eligible Employee may elect to defer any percentage of Salary not exceeding 15 percent and any percentage of Bonus not exceeding 15 percent. The percentage designated by the Participant shall apply to each payment of Salary and Bonus subject to the election.

   3.    Other  Capitalized  Terms.     Except  as otherwise expressly
provided, all capitalized terms used herein shall have the meaning assigned to such terms in the Deferred Compensation Plan.

   4.    Confirmation.   In  all  other  respects,  the  terms  of the
Deferred Compensation Plan are hereby confirmed and shall remain in full force and effect.

   IN WITNESS WHEREOF, Mirage Resorts, Incorporated has caused this document to be executed by its duly authorized officer effective as of February 15, 1999.

                                          MIRAGE RESORTS, INCORPORATED

                                          JAMES E. PETTIS
                                          ----------------------------
                                          By:     James E. Pettis
                                          Title:  Vice President -
                                                  Risk Management

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